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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported) July 7, 1998
                                                         ------------


                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                        1-13948                62-1612879
         --------                        -------                ----------
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)          Identification No.)

100 NORTH POINT CENTER EAST, SUITE 600                           30022-8246
ALPHARETTA, GEORGIA                                              ----------
-------------------                                              (Zip Code)
(Address of principal executive offices)


      (Registrant's telephone number, including area code): 1-800-514-0186
                                                            --------------


                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report.)

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================================================================================
ITEM 5.      OTHER EVENTS

The information in the registrant's press release dated July 7, 1998 attached as
Exhibit 99 incorporated in this Item 5 by reference.


================================================================================
ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

      See the Index to Exhibits that appears at the end of this document and which is incorporated by reference herein.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                                                      (Registrant)



                                          By:  /s/ WILLIAM J. SHARKEY
                                               -------------------------------
                                               William J. Sharkey
                                               General Counsel and Secretary


July 7, 1998
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                     SCHWEITZER-MAUDUIT INTERNATIONAL, INC.
                           CURRENT REPORT ON FORM 8-K
                               DATED JULY 7, 1998


                               INDEX TO EXHIBITS


EXHIBIT NO.                                               DESCRIPTION
-----------                              --------------------------------------------
99                       Press Release of Schweitzer-Mauduit International, Inc. issued July 7, 1998.